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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Under Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2002


                          MARRIOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of incorporation)

     1-13881                                              52-2055918
(Commission File No.)                          (IRS Employer Identification No.)


                  10400 Fernwood Road, Bethesda, Maryland 20817
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (301) 380-3000



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Item 5.   Other Events and Regulation FD Disclosure

The following holders of Liquid Yield Option Notes(Zero Coupon - Senior) due 2021 ("LYONs") of Marriott International, Inc. ("Marriott") bearing CUSIP No. 571903AA1, and the shares of Marriott's Class A common stock, par value $0.01 per share, issuable upon conversion or redemption of the LYONs have notified Marriott that they beneficially own the principal amounts at maturity of LYONs shown below, which they may from time to time offer and sell pursuant to Marriott's Registration Statement under the Securities Act of 1933, as amended, on Form S-3 (File No. 333-66406) relating to the LYONs and the Prospectus dated December 12, 2001, as supplemented from time to time, included therein (the "Prospectus"):



                                               Aggregate                           Number of
                                            Principal Amount                       Shares of
                                              of LYONs at          Percentage    Common Stock          Percentage of
                                             Maturity that          of LYONs      that May be          Common Stock
Name                                          May be Sold         Outstanding       Sold(1)           Outstanding(2)
----                                          -----------         -----------       -------           --------------

AmerUs Life Insurance Company                2,000,000                 *            27,057                  *
Conseco Annuity Assurance
Multi-Bucket Annuity Convertible Bond
Fund                                         1,500,000                 *            20,292                  *
Credit Suisse First Boston Corp.             3,500,000                 *            47,349                  *
Credit Suisse First Boston, London
Branch                                      57,991,000               12.34         784,531                  *
HSBC as Trustee for Zola Managed Trust       1,500,000                 *            20,292                  *
IL Annuity and Insurance Company             7,000,000                1.49          94,699                  *
JC Penny Insurance Co. Group                 4,000,000                 *            54,114                  *
JP Morgan Securities Inc.                    3,000,000                 *            40,585                  *
Lyxor Master Fund                            1,500,000                 *            20,292                  *
Merrill Lynch International Limited         22,000,000                4.68         297,627                  *
Merrill Lynch Pierce Fenner & Smith
Inc.                                         4,955,000                1.05          67,033                  *
Quattro Fund                                 2,000,000                 *            27,057                  *
Salomon Brothers Asset Management,
Inc.                                         6,000,000                1.28          81,171                  *
Transamerica Life Insurance and
Annuity Co.                                 31,000,000                6.56         419,383                  *
UBS Warburg LLC(3)                          11,060,000                2.35         149,625                  *
Zurich Institutional Benchmarks
Management                                   1,750,000                 *            23,674                  *


* Less than 1%.

1. Assumes conversion of all of the holder's LYONs at a conversion rate of
   13.5285 shares of common stock per $1,000 principal amount at maturity of the LYONs, rounded down to the nearest whole number of shares. However, this conversion rate will be subject to adjustment as described in the Prospectus under the caption "Description of LYONs--Conversion Rights." As a result, the amount of common stock issuable upon conversion of the LYONs may increase or decrease in the future.

2. Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 241,018,255 shares of common stock outstanding as of November 2, 2001. In calculating this amount for each holder, Marriott treated as outstanding the number of shares of common stock issuable upon conversion of all of that holder's LYONs but did not assume conversion of any other holder's LYONs.

3. An increase of $2,500,000 over the $8,560,000 previously disclosed to Marriott.



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                                   SIGNATURES

         Under the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MARRIOTT INTERNATIONAL, INC.



                                          By:   /s/ Ward R. Cooper
                                                ------------------------------
                                                Ward R. Cooper, Assistant
                                                Secretary

Date: February 1, 2002



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